UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 10, 2020

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2020, Tellurian Inc. (“Tellurian” or the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). Pursuant to the vote for Proposal 4 described in Item 5.07 below, the stockholders approved an amendment to the Amended and Restated Certificate of Incorporation of Tellurian to increase the number of authorized shares of Tellurian common stock from 400 million to 800 million (the “Authorized Shares Amendment”), and the Authorized Shares Amendment became effective on the date of the Annual Meeting.

The foregoing description of the Authorized Shares Amendment is not complete and is qualified in its entirety by reference to the full text of the Authorized Shares Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As noted in Item 5.03 above, the Annual Meeting was held on June 10, 2020. Holders of 257,835,259 shares of Tellurian common stock and 6,123,782 shares of Tellurian preferred stock issued and outstanding at the close of business on the record date of April 27, 2020 were entitled to vote at the Annual Meeting, of which 222,080,668 shares of Tellurian common stock or preferred stock, or approximately 84.13% of those entitled to vote, were represented in person or by proxy at the Annual Meeting.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement for the Annual Meeting, are as follows:

Proposal 1 – Election of Directors

Diana Derycz-Kessler

For	Against	Abstain	Broker Non-Votes
146,854,819	19,566,073	856,705	54,803,071

Dillon J. Ferguson

For	Against	Abstain	Broker Non-Votes
147,500,849	18,916,122	860,626	54,803,071

Meg A. Gentle

For	Against	Abstain	Broker Non-Votes
162,406,503	4,440,034	431,060	54,803,071

Proposal 2 – To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020

For	Against	Abstain
220,362,006	753,437	965,225

Proposal 3 – To approve, for purposes of Nasdaq Listing Rule 5635, the issuance by the Company of up to 186,666,667 shares of Tellurian common stock, which is the maximum number of shares of Tellurian common stock issuable in connection with the potential future conversion of a senior unsecured note upon an event of default under the note

For	Against	Abstain	Broker Non-Votes
163,460,878	2,774,665	1,042,054	54,803,071

Proposal 4 – To approve and adopt the Authorized Shares Amendment

For	Against	Abstain
215,294,443	5,965,362	820,863

Proposal 5 – To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
163,776,108	2,177,317	1,324,172	54,803,071

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Tellurian Inc.
104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

Date: June 10, 2020	By:	/s/ L. Kian Granmayeh
	Name:	L. Kian Granmayeh
	Title:	Executive Vice President and Chief Financial Officer